Putnam
Municipal
Bond Fund


Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-03

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From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

You may have read recent press coverage regarding investigations involving Putnam Investments. Last month all Putnam shareholders were sent a letter detailing the steps being taken by Putnam to address the issues raised by federal and state regulators. Since then, a number of remedial actions, some of which were discussed in last month's letter, are being instituted under the terms of an order from the Securities and Exchange Commission (SEC). These include stringent employee trading restrictions, enhanced compliance standards and systems, new redemption fees for certain fund shares held less than three months, and a process for making full monetary restitution for any losses to fund shareholders. This process will be directed by an independent third party approved by the SEC and by Putnam's Board of Trustees.

The Board is also continuing its own independent investigation of these issues and when complete a report will be issued detailing the additional steps being taken to make sure that nothing like this happens at Putnam again. We believe that the new senior management team at Putnam is fully committed to re-establishing the firm as a model for the highest ethical standards in the mutual fund industry. Our Board is committed to working with Putnam's management to ensure that everything possible is done to restore your full confidence in the Putnam organization.

In terms of Putnam Municipal Bond Fund's performance, we are pleased to report positive results for the six months ended October 31, 2003. In addition, your fund outperformed both its benchmark and its Lipper category average at net asset value. The details are shown on the facing page. In their report, your fund's management team cites the portfolio's allocation to higher-yielding lower-rated issues and defensive positioning as positive factors during the period. They also offer their views on prospects for the fiscal year's second half.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 17, 2003



Report from Fund Management

Fund highlights

 * Putnam Municipal Bond Fund's total return for the six months ended October 31, 2003, was 4.77% at net asset value and 2.51% at market price.

 * Due to differences in portfolio composition, the fund's performance surpassed that of its benchmark, the Lehman Municipal Bond Index. The index returned 1.47% for the six-month period.

 * Due to its slightly defensive positioning and strong performance by several lower-rated holdings, the fund's performance at net asset value outperformed the average return for its Lipper category, Closed-End General Municipal Debt Funds (Leveraged), which was 2.68%.

 * See the Performance Summary beginning on page 7 for complete fund performance, comparative performance, and Lipper data.

Performance commentary

An improving economic outlook and announcements of rising corporate earnings boosted prospects for economically sensitive municipal bonds in the final months of the reporting period, favorably affecting returns of lower-rated bonds. As a result, higher-yielding, lower-quality municipal bonds outperformed higher-quality bonds for the six months ended October 31, 2003. Although your fund is primarily an investment-grade fund, it does allocate a portion of its holdings to lower-rated bonds. This helps explain why the fund outperformed its benchmark index, which consists solely of investment-grade bonds. The fund's investments in airline-related industrial development bonds, in particular, benefited from this rally. A refunding of the fund's Scranton, Pennsylvania general obligation bonds, discussed further on page 4, also made a notable contribution to performance. Market price performance reflects investor demand as well as investment results, and we believe the improvements in the equity market over the past six months reduced demand for fixed-income investments. This may account for some portion of the lower return at market price.

FUND PROFILE

The fund seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital. The fund is nationally diversified and invests in investment-grade and higher-yielding, lower-rated municipal bonds. The fund may be suitable for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.


Market overview

Municipal bond yields -- which move in the opposite direction of municipal bond prices -- were unusually volatile between May 1 and October 31, 2003. Concern about deflation led to falling yields and higher bond prices through mid June. After rising through August, yields receded again in September, on unfavorable housing and unemployment data. October's positive economic surprises sent yields back up. Overall, yields ended the semiannual period higher than at the beginning of the period.

The spread, or difference between yields of 10-year municipal bonds and 10-year Treasuries, widened, with municipals yielding close to their long-term average of 85% of comparable Treasury yields at the end of October, after yielding nearly 100% of Treasury yields earlier in the year.

As the economy improved, investor demand for higher-yielding municipals increased. In particular, airline-related industrial development bonds outperformed other municipal bonds. California general obligation bonds were downgraded and underperformed as the state's budget crisis worsened. Tobacco settlement bonds outperformed following the Illinois Supreme Court's favorable ruling in one of the industry's ongoing litigations.

-------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 10/31/03
-------------------------------------------------------------------------------
Bonds
-------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          1.47%
-------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         0.57%
-------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency
securities)                                                            -0.19%
-------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield
corporate bonds)                                                        9.61%
-------------------------------------------------------------------------------

Equities
-------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                     15.62%
-------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                              16.77%
-------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)             33.30%
-------------------------------------------------------------------------------
These indexes provide an overview of performance in different sectors for the six months ended 10/31/03.
-------------------------------------------------------------------------------

Strategy overview

We shortened the portfolio's duration (a measure of a fund's sensitivity to changes in interest rates) in May because interest rates were at historically low levels and were more likely, in our opinion, to rise than to fall. This defensive strategy helped protect portfolio assets when rates rose sharply between mid June and the end of July. We resumed a neutral duration in August and September, as we believed rates were unlikely to rise further. In September, rates fell again, so we shortened duration somewhat. This was beneficial when rates rose in October. At the end of the period, the portfolio's duration remained slightly defensive.

We continued to diversify the fund's holdings. We took the opportunity afforded by strong demand for higher-yielding municipal bonds to take profits and reduce positions in some of the fund's lower-quality holdings, particularly airline-related industrial bonds.

Although we had previously reduced the fund's holdings in tobacco settlement bonds -- bonds secured by the income stream from tobacco companies' settlement obligations to the states -- Putnam's bond analyst for this sector has offered support for a more positive view of the industry. We believe recent court decisions have reduced, somewhat, the perceived risk of unfavorable rulings that could affect the stability of the bonds' income stream. Accordingly, the fund has purchased more tobacco settlement bonds, and brought the portfolio's weighting to neutral, relative to the benchmark. The fund may move toward an overweight position in tobacco settlement bonds if attractive investment opportunities arise.


[GRAPHIC OMITTED: horizontal bar chart TOP SECTOR WEIGHTINGS COMPARED]

TOP SECTOR WEIGHTINGS COMPARED

                     as of 4/30/03       as of 10/31/03

Health care              27.9%               28.6%

Utilities                16.3%               15.9%

Transportation           16.1%               14.9%

Water and sewer           4.2%                7.3%

Education                 8.4%                6.2%

Footnote reads:
This chart shows how the fund's top weightings have changed over the last six months. Weightings are shown as a percentage of portfolio market value. Holdings will vary over time.


How fund holdings affected performance

A pre-refunding is always a welcome event for our shareholders because it can boost the underlying bond's price, and ultimately, the fund's net asset value. Pre-refundings take place when an issuer floats a second bond in order to raise money to pay off an older bond, generally at the older bond's first call date. The proceeds from the second bond are invested in top-quality instruments, usually U.S. Treasury securities, that will mature close to the time that the older bond can be called. The added safety provided by this structure is often perceived as a credit upgrade by the market and can result in price appreciation for the original bonds.

In 2001, we purchased general obligation bonds issued by the city of Scranton, Pennsylvania. (GOs are backed by the full faith and credit -- including the unlimited taxing power -- of the issuer.) These bonds were issued at 7.10% and had a maturity date of 2031. Scranton was experiencing financial difficulties at the time and, while the bonds were not rated, our credit analysts rated them BB. Late in July of 2003, Scranton had recovered sufficiently to issue new, insured debt. These bonds pre-refunded those held by the fund, elevating their credit quality and shortening the maturity date to the nearest call date, 2011. Although the effective maturity of the fund's holding is now shorter, its market value has risen.

An improving economic outlook set the stage for a comeback in the airline-related industrial development bonds (IDBs) sector, which had been under pressure since the terrorist attacks of September 11, 2001. This type of municipal bond is typically used to finance airport facility expansion by various businesses and is backed by the credit of the airlines benefiting from the financing. Since the performance of airline-backed IDBs is closely linked to the fate of the airlines themselves, an improving economy, increased business and leisure travel, and the restructuring of the airline industry have contributed to rising investor sentiment favoring these bonds. The rally provided us with the opportunity to trim assets in this sector, which we did by selling a portion of the fund's positions in American Airlines, Continental Airlines, and Delta Airlines, to bring the fund's exposure more in line with its benchmark. Since all of these bonds have been in the portfolio for some time, none of the sales resulted in a profit based on their acquisition cost, but the fund was able to sell on strength rather than in distress.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa/AAA -- 36.1%

Aa/AA -- 9.6%

A -- 16.9%

Baa/BBB -- 26.4%

Ba/BB -- 3.9%

B and under -- 2.8%

VMIG1/A-1+ -- 4.3%

Footnote reads:
As a percentage of market value as of 10/31/03. A bond rated Baa/BBB or higher is considered investment grade. The chart reflects Moody's and Standard & Poor's ratings; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

We reinvested some of the proceeds from the sale of the airline-backed IDBs into tobacco settlement bonds, which we believe are benefiting from an improving outlook. Until recently, our view on the sector had been less favorable because of the multibillion-dollar litigation pending against the tobacco companies. This litigation, if successful, could have affected the ability of tobacco companies to meet their settlement payment obligations to the states. Ultimately, such a scenario would have had a negative effect on tobacco settlement bonds, which are secured by this promised income stream. During the reporting period, the litigation environment shifted in favor of tobacco companies. In several cases, higher courts reversed severe lower court judgments and outlined higher hurdles and stricter rules for litigants against tobacco companies. This change prompted our reversion to a more positive stance on the sector.

We've been actively diversifying the fund, trimming some of the larger positions and adding new bond issuers to the portfolio. In August, we sold more than $1.5 million of a hospital revenue bond that was issued by Johnson City Tennessee Health and Educational Facilities Board, which was rated Baa2 by Moody's. The proceeds were invested in $1.5 million of South Caroline Jobs Economic Development Authority bonds, which were issued for Palmetto Health Alliance, a hospital system. These bonds were also rated Baa2 by Moody's and carry a 6% coupon.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.


The fund's management team

The fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are David Hamlin (Portfolio Leader), Paul Drury (Portfolio Member), Susan McCormack (Portfolio Member), James St. John (Portfolio Member), Richard Wyke (Portfolio Member), and Kevin Cronin.


The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We anticipate continued volatility in the coming six months, and we believe the Federal Reserve Board will hold the federal funds rate steady at 1%. Our 12- to 18-month outlook is less certain. If economic policy succeeds, we may experience a classic bear market for bonds that may push yields higher. However, it is also possible that the economy may not respond satisfactorily to fiscal and monetary policy, and the yield on 10-year Treasuries could fall.

Given this degree of uncertainty, we have, at this time, positioned the fund's duration somewhat defensively, and we believe rates may rise in the short term. Currently, we no longer see much opportunity to capitalize on yield spreads between municipal bonds and Treasuries, as the relationship between them is now near the long-term average. We believe that the credit quality of general obligation municipal bonds will remain under pressure because tax revenues cannot be expected to grow significantly until taxpayers begin to report improved earnings. Although yield spreads between high- and low-quality municipal bonds have narrowed somewhat, we believe they could narrow further. As a result, we may see more opportunity for potential gain in this area. In keeping with the fund's objective, we will continue to monitor market conditions as we pursue a high level of tax-free income and manage the fund's risk exposure.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Lower-rated bonds may offer higher yields in return for more risk.


Performance summary

This section provides information about your fund's performance during the first half of its fiscal year, which ended October 31, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See page 9 for definitions of some terms used in this section.

--------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 10/31/03
--------------------------------------------------------------------------
                                                                 Lipper
                                                               Closed-End
                                                                 General
                                                                Municipal
                                                               Debt Funds
                                                   Lehman      (Leveraged)
                                       Market     Municipal     category
                            NAV         price     Bond Index    average*
--------------------------------------------------------------------------
6 months                   4.77%        2.51%        1.47%        2.68%
--------------------------------------------------------------------------
1 year                    11.23         8.99         5.12         8.08
--------------------------------------------------------------------------
5 years                   32.39        16.16        31.08        31.12
Annual average             5.77         3.04         5.56         5.56
--------------------------------------------------------------------------
10 years                  71.74        63.36        78.34        78.21
Annual average             5.56         5.03         5.96         5.94
--------------------------------------------------------------------------
Annual average
Life of fund
(since 11/27/92)           6.68         5.26         6.55         6.84
--------------------------------------------------------------------------

   Performance does not reflect taxes on reinvested distributions.

   Index and Lipper results should be compared to fund performance at net asset value.

 * Over the 6-month and 1-, 5-, and 10-year periods ended 10/31/03, there were 64, 62, 48 and 45 funds, respectively, in this Lipper category.


--------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/03 (MOST RECENT CALENDAR QUARTER)
--------------------------------------------------------------------------
                               NAV     Market price
--------------------------------------------------------------------------
6 months                      7.48%        5.68%
--------------------------------------------------------------------------
1 year                        7.91         5.09
--------------------------------------------------------------------------
5 years                      32.18        17.91
Annual average                5.74         3.35
--------------------------------------------------------------------------
10 years                     73.27        66.50
Annual average                5.65         5.23
--------------------------------------------------------------------------
Annual average
Life of fund
(since 11/27/92)              6.78         5.44
--------------------------------------------------------------------------

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PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/03
--------------------------------------------------------------------------
Putnam Municipal Bond Fund
--------------------------------------------------------------------------
Distributions from common shares
--------------------------------------------------------------------------
Number                                    6
--------------------------------------------------------------------------
Income 1                                  $0.456
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Capital gains 1                           --
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Total                                     $0.456
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                                          Series A          Series B
Distributions from preferred shares       (2,920 shares)    (2,400 shares)
--------------------------------------------------------------------------
Income 1                                  $123.74           $119.69
--------------------------------------------------------------------------
Capital gains 1                           --                --
--------------------------------------------------------------------------
Total                                     $123.74           $119.69
--------------------------------------------------------------------------
Share value (common shares)                   NAV            Market price
--------------------------------------------------------------------------
4/30/03                                    $13.25            $12.48
--------------------------------------------------------------------------
10/31/03                                    13.39             12.34
--------------------------------------------------------------------------
Current return (common shares, end of period)
--------------------------------------------------------------------------
Current dividend rate 2                     6.81%             7.39%
--------------------------------------------------------------------------
Taxable equivalent 3                       10.48             11.37
--------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 35% federal tax rate for 2003. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and net assets allocated to auction-rate municipal preferred shares, divided by the number of outstanding shares. See the Notes to Financial Statements section of this report (Note 4) for information about auction-rate municipal preferred shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index that is designed to mirror the investable universe of the U.S. dollar global high-yield corporate debt market, including domestic and international issues.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A guide to the financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


The fund's portfolio
October 31, 2003 (Unaudited)

Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC                 AMBAC Indemnity Corporation
COP                   Certificate of Participation
FGIC                  Financial Guaranty Insurance Company
FNMA Coll.            Federal National Mortgage Association Collateralized
FSA                   Financial Security Assurance
GNMA Coll.            Government National Mortgage Association Collateralized
G.O. Bonds            General Obligation Bonds
IFB                   Inverse Floating Rate Bonds
IF COP                Inverse Floating Rate Certificate of Participation
MBIA                  MBIA Insurance Company
U.S. Govt. Coll.      U.S. Government Collateralized
VRDN                  Variable Rate Demand Notes


Municipal bonds and notes (100.0%) (a)
Principal amount                                   Rating (RAT)           Value

Alabama (1.0%)
-------------------------------------------------------------------------------
               Jefferson Cnty., Swr. Rev. Bonds
               (Cap. Impt.),  Ser. A, FGIC
    $2,420,000 U.S. Govt. Coll., 5s, 2/1/41          Aaa             $2,716,450
       680,000 5s, 2/1/41                            Aaa                763,300
                                                                 --------------
                                                                      3,479,750

Alaska (0.2%)
-------------------------------------------------------------------------------
       750,000 Northern Tobacco Securitization
               Corp. Rev. Bonds, 5 1/2s, 6/1/29      Baa2               598,125

Arizona (0.9%)
-------------------------------------------------------------------------------
     1,175,000 Casa Grande, Indl. Dev. Auth.
               Rev. Bonds (Casa Grande Regl. Med.
               Ctr.), Ser. A, 7 5/8s, 12/1/29        B-/P             1,210,250
     2,000,000 Maricopa Cnty., Poll. Control
               Rev. Bonds (Public Service Co. NM
               Project), Ser. A, 6.3s, 12/1/26       Baa3             2,042,500
                                                                 --------------
                                                                      3,252,750

Arkansas (1.6%)
-------------------------------------------------------------------------------
     3,600,000 AR Dev. Fin. Auth. Rev. Bonds,
               Ser. D, GNMA/FNMA Coll., 3s, 1/1/24   AAA              3,645,000
     2,000,000 Baxter Cnty., Hosp. Rev. Bonds,
               Ser. B, 5 5/8s, 9/1/28                Baa2             1,967,500
                                                                 --------------
                                                                      5,612,500

California (8.8%)
-------------------------------------------------------------------------------
     5,000,000 CA Hlth. Fac. Auth. IFB (Catholic
               Hlth. Care West), AMBAC, 9.506s,
               7/1/17                                Aaa              5,382,250
               CA State Dept. of Wtr. Res.
               Rev. Bonds, Ser. A
    11,000,000 AMBAC, 5 1/2s, 5/1/13                 Aaa             12,347,500
     3,000,000 5 1/2s, 5/1/11                        A3               3,318,750
     5,050,000 CA State G.O. Bonds, FGIC, 5 3/4s,
               2/1/11                                Aaa              5,801,188
     1,750,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-             1,610,000
     1,500,000 Golden State Tobacco Securitization
               Corp. Rev. Bonds,  Ser. B, 5 5/8s,
               6/1/38                                Baa1             1,455,000
       450,000 Orange Cnty., Cmnty. Fac. Dist.
               Special Tax Bonds (Ladera Ranch -
               No. 02-1), Ser. A, 5.55s, 8/15/33     BB+/P              438,188
     1,000,000 San Diego Cnty., Wtr. Auth. IF COP,
               FGIC,  10.171s, 4/23/08               Aaa              1,290,000
                                                                 --------------
                                                                     31,642,876

Colorado (3.9%)
-------------------------------------------------------------------------------
    27,000,000 CO Hwy. Auth. Rev. Bonds (E-470 Pub.
               Hwy.), Ser. B, zero %, 9/1/35         Baa3             2,565,000
     3,500,000 CO Springs, Hosp. Rev. Bonds,
               6 3/8s, 12/15/30                      A3               3,745,000
     2,000,000 Denver, City & Cnty. Arpt.
               Rev. Bonds, Ser. D, AMBAC, 7 3/4s,
               11/15/13                              AAA              2,465,000
     5,200,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds (Newport Village),
               Ser. A-8, FSA, 7.1s, 1/1/30           Aaa              5,421,000
                                                                 --------------
                                                                     14,196,000

Florida (2.9%)
-------------------------------------------------------------------------------
     3,000,000 Escambia Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Baptist Hosp. & Baptist
               Manor), 5 1/8s, 10/1/19               A3               2,865,000
     1,000,000 Miami Beach, Hlth. Fac. Auth. Hosp.
               Rev. Bonds (Mount Sinai Med. Ctr.),
               Ser. A, 6.8s, 11/15/31                BB                 982,500
     3,000,000 Orange Cnty., Hlth. Fac. Auth.
               Rev. Bonds  (Regl. Hlth. Care
               Syst.), Ser. E, 6s, 10/1/26           A2               3,097,500
     3,000,000 Palm Beach Cnty., Rev. Bonds, MBIA,
               5 3/4s, 10/1/14                       Aaa              3,461,250
                                                                 --------------
                                                                     10,406,250

Georgia (2.1%)
-------------------------------------------------------------------------------
     3,100,000 Atlanta, Waste Wtr. VRDN, Ser. C,
               FSA,  1.15s, 11/1/41                  VMIG1            3,100,000
     2,000,000 Burke Cnty., Poll. Control Dev.
               Auth. Mandatory Put Bonds (GA Power
               Co.), 4.45s, 1/1/32                   A2               2,102,500
       200,000 GA Med. Ctr. Hosp. Auth. IFB, MBIA,
               11.568s, 8/1/10                       Aaa                205,394
     1,875,000 Henry Cnty., Wtr. & Swr. Auth.
               Rev. Bonds, FGIC, 5 5/8s, 2/1/30      Aaa              2,015,625
                                                                 --------------
                                                                      7,423,519

Idaho (0.8%)
-------------------------------------------------------------------------------
     3,005,000 ID Hlth. Fac. Auth. VRDN (St. Lukes
               Med. Ctr.), FSA, 1.15s, 7/1/30        VMIG1            3,005,000

Illinois (1.4%)
-------------------------------------------------------------------------------
       465,000 Chicago, O'Hare Intl. Arpt. Special
               Fac. Rev. Bonds (American Airlines,
               Inc.), 8.2s, 12/1/24                  Caa2               324,919
     1,485,000 Chicago, Waste Wtr. Rev. Bonds,
               MBIA,  5 1/2s, 1/1/20                 Aaa              1,663,200
     1,600,000 IL Dev. Fin. Auth. Rev. Bonds
               (Midwestern U.), Ser. B,  6s,
               5/15/26                               BBB+             1,688,000
     1,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
               (Adventist Hlth. Syst./Sunbelt
               Obligation), 5.65s, 11/15/24          A                1,509,375
                                                                 --------------
                                                                      5,185,494

Indiana (0.4%)
-------------------------------------------------------------------------------
     1,500,000 Indianapolis, Arpt. Auth. Special
               Fac. Rev. Bonds (Federal Express
               Corp.), 7.1s, 1/15/17                 Baa2             1,576,425

Iowa (0.6%)
-------------------------------------------------------------------------------
     1,730,000 IA Fin. Auth. Hlth. Care Fac.
               Rev. Bonds (Care Initiatives),
               9 1/4s, 7/1/25                        BBB-/P           2,054,375

Kansas (1.4%)
-------------------------------------------------------------------------------
     5,000,000 Burlington, Poll. Control Rev. Bonds
               (KS Gas & Elec. Co.), MBIA, 7s,
               6/1/31                                Aaa              5,197,900

Kentucky (2.0%)
-------------------------------------------------------------------------------
     1,000,000 Boone Cnty., Poll. Control
               Rev. Bonds (Dayton Pwr. & Lt. Co.),
               Ser. A, 6 1/2s, 11/15/22              Baa1             1,014,200
     2,000,000 Jefferson Cnty., Cap. Corp.
               Rev. Bonds, MBIA, 5 1/2s, 6/1/28      Aaa              2,087,500
               Kenton Cnty., Arpt. Board Rev. Bonds
       450,000 (Special Fac. - Delta Airlines,
               Inc.), Ser. A,  7 1/2s, 2/1/12        B                  449,964
       355,000 (Special. Fac. Delta Airlines),
               Ser. A, 6 1/8s, 2/1/22                B                  307,963
               KY Econ. Dev. Fin. Auth. Hlth. Syst.
               Rev. Bonds  (Norton Healthcare,
               Inc.)
     1,200,000 Ser. A, 6 1/2s, 10/1/20               BBB/P            1,251,000
     1,875,000 Ser. A, 6 5/8s, 10/1/28               BBB/P            1,947,656
                                                                 --------------
                                                                      7,058,283

Louisiana (0.1%)
-------------------------------------------------------------------------------
       300,000 Tangipahoa, Parish Hosp. Svcs.
               Rev. Bonds (North Oaks Med. Ctr.
               Project), Ser. A, 5s, 2/1/25          A                  288,375

Maine (0.4%)
-------------------------------------------------------------------------------
     1,350,000 Rumford, Solid Waste Disp.
               Rev. Bonds (Boise Cascade Corp.),
               6 7/8s, 10/1/26                       Ba2              1,350,000

Massachusetts (6.6%)
-------------------------------------------------------------------------------
     2,850,000 MA State Dev. Fin. Agcy. Rev. Bonds
               (MA Biomedical Research), Ser. C,
               6 1/4s, 8/1/20                        A1               3,110,063
     6,150,000 MA State Hlth. & Edl. Fac. Auth. IFB
               (Med. Ctr. of Central MA), Ser. B,
               AMBAC, 11.87s, 6/23/22                Aaa              7,795,125
               MA State Hlth. & Edl. Fac. Auth.
               Rev. Bonds
     1,250,000 (Civic Investments), Ser. A, 9s,
               12/15/15                              BB/P             1,420,313
       750,000 (Jordan Hosp.), Ser. E, 6 3/4s,
               10/1/33                               BBB-               746,250
     1,300,000 (UMass Memorial), Ser. C, 6 5/8s,
               7/1/32                                Baa2             1,340,625
     3,000,000 (Hlth. Care Syst. Covenant Hlth.),
               Ser. E, 6s, 7/1/31                    A-               3,075,000
       670,000 MA State Hsg. Fin. Agcy. Rev. Bonds,
               Ser. 53, MBIA, 6.15s, 12/1/29         Aaa                693,450
     3,655,000 MA State Port Auth. Rev. Bonds, U.S.
               Govt. Coll.,  13s, 7/1/13             Aaa              5,628,700
                                                                 --------------
                                                                     23,809,526

Michigan (2.6%)
-------------------------------------------------------------------------------
     3,500,000 Cornell Township Econ. Dev. Corp.
               Rev. Bonds (Meadwest Vacoescanaba
               Project), 5 7/8s, 5/1/18              Baa2             3,587,500
       300,000 Flint, Hosp. Bldg. Auth. Rev. Bonds
               (Hurley Med. Ctr.), 6s, 7/1/20        Baa3               281,250
     1,500,000 Macomb Cnty., Hosp. Fin. Auth.
               Rev. Bonds (Mt. Clemens Gen. Hosp.),
               Ser. B, 5 7/8s, 11/15/34              BBB-             1,432,500
     1,000,000 MI State Hosp. Fin. Auth. Rev. Bonds
               (Oakwood Hosp.), Ser. A, 5 3/4s,
               4/1/32                                A2               1,013,750
     3,000,000 MI State Strategic Fund, Ltd.
               Rev. Bonds (Detroit Edison Poll.
               Control), 5.65s, 9/1/29               AAA              3,045,000
                                                                 --------------
                                                                      9,360,000

Minnesota (1.0%)
-------------------------------------------------------------------------------
     1,500,000 Cohasset, VRDN (MN Pwr. & Light Co.
               Project), 1.15s, 6/1/20               A-1+             1,500,000
       400,000 Minneapolis & St. Paul, Metropolitan
               Arpt. Comm.  Special Fac. Rev. Bonds
               (Northwest Airlines, Inc.),  Ser. A,
               7s, 4/1/25                            B-/P               364,000
       905,000 MN State Hsg. Fin. Agcy. Single Fam.
               Mtge. Rev. Bonds,  6.05s, 7/1/31      Aa1                949,119
       905,000 SCA Tax Exempt Trust Multi-Fam.
               Mtge. Rev. Bonds (Burnsville),
               Ser. A-9, FSA, 7.1s, 1/1/30           Aaa                943,463
                                                                 --------------
                                                                      3,756,582

Mississippi (1.1%)
-------------------------------------------------------------------------------
     1,000,000 Mississippi Dev. Bank Special Oblig.
               Rev. Bonds (Cap. & Equip.), Ser. A,
               AMBAC, 5 5/8s, 7/1/31                 AAA              1,101,250
               Mississippi Bus. Fin. Corp. Poll.
               Control Rev. Bonds (Syst. Energy
               Resources, Inc.)
     2,000,000 5.9s, 5/1/22                          BBB-             2,000,000
       750,000 5 7/8s, 4/1/22                        BBB-               750,000
                                                                 --------------
                                                                      3,851,250

Missouri (0.6%)
-------------------------------------------------------------------------------
     1,000,000 Cape Girardeau Cnty., Indl. Dev.
               Auth. Hlth. Care Fac.  Rev. Bonds
               (St. Francis Med. Ctr.), Ser. A,
               5 1/2s, 6/1/32                        A                1,002,500
     1,000,000 MO State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (BJC Hlth. Syst.),
               5 1/4s, 5/15/32                       Aa2              1,016,250
                                                                 --------------
                                                                      2,018,750

Montana (0.3%)
-------------------------------------------------------------------------------
     1,175,000 Forsyth, Poll. Control Mandatory Put
               Bonds (Avista Corp.), AMBAC, 5s,
               10/1/32                               Aaa              1,279,281

Nevada (1.8%)
-------------------------------------------------------------------------------
     1,740,000 Clark Cnty., Dist. Impt. G.O. Bonds
               (Special Assmt. Dist. No. 124),
               7 1/4s, 2/1/20                        BBB-/P           1,872,675
     3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
               (Southwest Gas Corp.), Ser. A,
               AMBAC, 6.1s, 12/1/38                  Aaa              3,337,500
     1,205,000 Henderson, Local Impt. Dist. Special
               Assmt. Bonds (No. T-14), 4 3/4s,
               3/1/10                                BB-/P            1,189,938
                                                                 --------------
                                                                      6,400,113

New Jersey (3.8%)
-------------------------------------------------------------------------------
               NJ Econ. Dev. Auth. Rev. Bonds
       650,000 (Cedar Crest Village, Inc. Fac.),
               Ser. A, 7 1/4s, 11/15/31              BB-/P              664,625
     2,500,000 (First Mtge. Presbyterian), Ser. A,
               6 3/8s, 11/1/31                       BB/P             2,525,000
               NJ Hlth. Care Fac. Fin. Auth.
               Rev. Bonds
     2,000,000 AMBAC, 6 3/4s, 7/1/19                 Aaa              2,104,520
     1,250,000 (Atlantic City Med. Ctr.), 5 3/4s,
               7/1/25                                A3               1,289,063
       675,000 (Somerset Med. Ctr.), 5 1/2s, 7/1/33  Baa2               644,625
     5,135,000 Passaic Valley, Rev. Bonds (Swr.
               Syst.), Ser. F, FGIC, 5s, 12/1/13     Aaa              5,622,825
     1,100,000 Tobacco Settlement Fin. Corp.
               Rev. Bonds,  6 3/4s, 6/1/39           Baa2             1,003,750
                                                                 --------------
                                                                     13,854,408

New York (13.3%)
-------------------------------------------------------------------------------
               NY City, G.O. Bonds
       600,000 Ser. 2002, Class B, 7 1/2s, 2/1/06    A2                 606,750
     7,685,000 Ser. C, 5 1/2s, 8/1/12                A2               8,434,288
     1,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
               (Visy Paper, Inc.), 7.95s, 1/1/28     B+/P             1,032,500
     1,000,000 NY City, Muni. Wtr. & Swr. Fin.
               Auth. Rev. Bonds, Ser. C, 5 3/4s,
               6/15/26                               Aa2              1,078,750
    13,100,000 NY State Dorm. Auth. Mandatory Put
               Bonds, Ser. B, 5 1/4s, 11/15/23       AA-             14,180,750
               NY State Dorm. Auth. Rev. Bonds
     5,905,000 (State U. Edl. Fac.), Ser. A,
               5 7/8s, 5/15/17                       AA-              6,812,894
     8,750,000 (State U. Edl. Fac.), MBIA, 5 7/8s,
               5/15/11                               Aaa             10,160,930
       900,000 (Winthrop-U. Hosp. Assn.), Ser. A,
               5 1/2s, 7/1/32                        Baa1               916,875
     1,500,000 Port Auth. NY & NJ Special
               Obligation IFB, Ser. N18, MBIA,
               8.64s, 12/1/17 (acquired
               7/19/00, cost $1,570,335) (RES)       Aaa              1,989,375
     2,500,000 Triborough Bridge & Tunnel Auth.
               Rev. Bonds, Ser. A, 5s, 1/1/32        Aa3              2,506,250
                                                                 --------------
                                                                     47,719,362

North Carolina (2.1%)
-------------------------------------------------------------------------------
               NC Eastern Muni. Pwr. Agcy. Syst.
               Rev. Bonds
    $2,000,000 Ser. A, 5 3/4s, 1/1/26                BBB              2,037,500
     1,000,000 Ser. B, 5.65s, 1/1/16                 BBB              1,056,250
     4,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
               (No. 1, Catawba Elec.), Ser. B,
               6 1/2s, 1/1/20                        Baa1             4,365,000
                                                                 --------------
                                                                      7,458,750

North Dakota (0.6%)
-------------------------------------------------------------------------------
     2,000,000 Grand Forks, Hlth. Care Syst.
               Rev. Bonds (Altru Hlth. Syst. Oblig.
               Group), 7 1/8s, 8/15/24               Baa1             2,167,500

Ohio (2.6%)
-------------------------------------------------------------------------------
     5,000,000 Cuyahoga Cnty., Rev. Bonds, Ser. A,
               6s, 1/1/17                            A1               5,431,250
     1,000,000 OH State Env. Impt. Rev. Bonds (USX
               Corp.), 5 5/8s, 5/1/29                Baa1               995,000
       500,000 OH State Higher Ed. Fac. Comm.
               Rev. Bonds  (John Carroll U.),
               5 1/4s, 11/15/33                      A2                 507,500
     2,170,000 Rickenbacker, Port Auth. Rev. Bonds
               (OASBO Expanded Asset Pooled),
               Ser. A, 5 3/8s, 1/1/32                A2               2,273,075
                                                                 --------------
                                                                      9,206,825

Oklahoma (0.3%)
-------------------------------------------------------------------------------
     1,600,000 OK Dev. Fin. Auth. Rev. Bonds
               (Hillcrest Hlth. Care), Ser. A,
               5 5/8s, 8/15/29                       B1               1,098,000

Pennsylvania (7.4%)
-------------------------------------------------------------------------------
     1,000,000 Allegheny Cnty., Indl. Dev. Auth.
               Rev. Bonds, Ser. A, 6.7s, 12/1/20     Baa1             1,040,530
     2,025,000 Bucks Cnty., Indl. Dev. Auth.
               Rev. Bonds (USX Corp.), 5.6s, 3/1/33  Baa1             1,989,563
       965,000 Carbon Cnty., Indl. Dev. Auth.
               Rev. Bonds (Panther Creek Partners),
               6.65s, 5/1/10                         BBB-             1,037,375
     5,000,000 Dauphin Cnty., Hosp. Auth.
               Rev. Bonds (Hapsco-Western PA
               Hosp.), Ser. A, MBIA,  6 1/2s,
               7/1/12                                Aaa              5,068,650
     3,000,000 Delaware Cnty., Indl. Dev. Auth.
               Rev. Bonds, Ser. A, 6.2s, 7/1/19      BBB              3,090,000
     1,500,000 Lancaster Cnty., Hosp. Auth.
               Rev. Bonds  (Gen. Hosp.), 5 1/2s,
               3/15/26                               A-               1,486,875
       250,000 Lebanon Cnty., Hlth. Fac. Auth.
               Rev. Bonds (Good Samaritan Hosp.
               Project), 6s, 11/15/35                Baa1               250,313
     1,000,000 Lehigh Cnty., Gen. Purpose Auth.
               Rev. Bonds (Lehigh Valley Hosp.
               Hlth. Network), Ser. A, 5 1/4s,
               7/1/32                                A2                 962,500
       375,000 Monroe Cnty., Hosp. Auth. Rev. Bonds
               (Pocono Med. Ctr.), 6s, 1/1/43       BBB+                371,719
       750,000 PA State Econ. Dev. Fin. Auth.
               Rev. Bonds (Colver Project), Ser. D,
               7.05s, 12/1/10                        BBB-               776,775
               PA State Econ. Dev. Fin. Auth. Res.
               Recvy. Rev. Bonds (Northampton
               Generating)
     1,000,000 Ser. A, 6 1/2s, 1/1/13                BBB-             1,013,750
     1,500,000 Ser. A, 6.6s, 1/1/19                  BBB-             1,513,125
               PA State Higher Edl. Fac. Auth.
               Rev. Bonds
       750,000 (Widener U.), 5 3/8s, 7/15/29         BBB+               743,438
     1,100,000 (Philadelphia College of Osteopathic
               Medicine), 5s, 12/1/09                A                1,207,250
     1,479,191 Philadelphia, Hosp. & Higher Ed.
               Fac. Auth. Rev. Bonds
               (Hosp.-Graduate Hlth. Sys.), Ser. A,
               6 1/4s, 7/1/13 (In default) (NON)     D/P                  1,849
     1,100,000 Sayre, Hlth. Care Fac. Auth.
               Rev. Bonds  (Guthrie Hlth.), Ser. A,
               5 7/8s, 12/1/31                       A-               1,126,125
     3,000,000 Scranton, G.O. Bonds, Ser. C, 7.1s,
               9/1/31                                BB/P             3,753,750
     1,000,000 West Cornwall, Tpk. Muni. Auth.
               Rev. Bonds (Elizabethtown College
               Project), 6s, 12/15/27                BBB+             1,031,250
                                                                 --------------
                                                                     26,464,837

Puerto Rico (1.0%)
-------------------------------------------------------------------------------
     3,000,000 Cmnwlth. of PR, Hwy. & Trans. Auth.
               Rev. Bonds, Ser. B, 6s, 7/1/39        A                3,588,750

South Carolina (3.8%)
-------------------------------------------------------------------------------
               Connector 2000 Assn., Inc. SC Toll
               Road Rev. Bonds (SR-Southern
               Connector), Ser. A
     2,500,000 5 3/8s, 1/1/38                        B-               1,068,750
     1,000,000 5 1/4s, 1/1/23                        B-                 428,750
       500,000 Lexington Cnty. Rev. Bonds
               (Refunding & Impt.), 5 3/4s, 11/1/28  A2                 512,500
     1,000,000 SC Hosp. Auth. Rev. Bonds (Med. U.),
               Ser. A, 6 1/2s, 8/15/32               BBB+             1,031,250
               SC Jobs Econ. Dev. Auth. Hosp. Fac.
               Rev. Bonds  (Palmetto Hlth.
               Alliance)
     1,500,000 Ser. C, 6s, 8/1/20                    Baa2             1,524,375
       700,000 Ser. A, 7 3/8s, 12/15/21              Baa2               889,875
               SC Tobacco Settlement Rev. Mgt.
               Rev. Bonds, Ser. B
     2,000,000 6 3/8s, 5/15/30                       Baa2             1,732,500
     1,500,000 6 3/8s, 5/15/28                       Baa2             1,312,500
     5,000,000 Spartanburg Cnty., Solid Waste Disp.
               Rev. Bonds (BMW Project), 7.55s,
               11/1/24                               A1               5,356,550
                                                                 --------------
                                                                     13,857,050

Tennessee (2.3%)
-------------------------------------------------------------------------------
     2,425,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. Rev. Bonds (Mountain
               States Hlth.), Ser. A, 7 1/2s,
               7/1/33                                Baa2             2,634,156
     3,500,000 Johnson City, Hlth. & Edl. Fac.
               Board Hosp. IFB, Ser. A2, MBIA,
               10.915s, 7/1/21 (acquired
               2/8/00, cost $3,296,650) (RES)        Aaa              4,418,750
     1,000,000 Shelby Cnty., Hlth. Edl. & Hsg. Fac.
               Board Rev. Bonds (Methodist
               Healthcare), 6 1/2s, 9/1/26           A-               1,082,500
                                                                 --------------
                                                                      8,135,406

Texas (12.3%)
-------------------------------------------------------------------------------
     1,700,000 Alliance, Arpt. Auth. Rev. Bonds
               (Federal Express Corp.), 6 3/8s,
               4/1/21                                Baa2             1,778,625
     1,000,000 Comal Cnty. Hlth. Fac. Dev. Corp.
               Rev. Bonds (Hlth. Care Syst. -
               McKenna Memorial Project), Ser. A,
               6 1/4s, 2/1/32                        Baa2             1,002,500
               Dallas-Fort Worth, Intl. Arpt. Fac.
               Impt. Corp. Rev. Bonds
     2,000,000 (American Airlines, Inc.), 6 3/8s,
               5/1/35                                Caa2             1,265,000
     5,000,000 Ser. A, FGIC, 5 3/4s, 11/1/13         Aaa              5,468,750
               Gulf Coast, Waste Disp. Auth.
               Rev. Bonds,
     1,250,000 (International Paper Co.) Ser. A,
               6.1s, 8/1/24                          Baa2             1,270,313
     1,000,000 (Valero Energy Corp.), 6.65s, 4/1/32  BBB              1,030,000
     2,300,000 Houston, Arpt. Syst. Rev. Bonds
               (Continental Airlines, Inc.),
               Ser. E, 6 3/4s, 7/1/29                B-               2,006,750
     7,775,000 North Central TX Hlth. Fac. Dev.
               Corp. VRDN  (Hosp. Presbyterian Med.
               Ctr.), Ser. D, MBIA,  1.15s, 12/1/15  VMIG1            7,775,000
     3,000,000 Nueces Cnty., Port of Corpus Christi
               Rev. Bonds (Union Pacific), 5.65s,
               12/1/22                               Baa2             2,970,000
     1,500,000 Sam Rayburn Muni. Pwr. Agcy.
               Rev. Bonds, 6s, 10/1/21               Baa2             1,550,625
     8,000,000 Texas State Tpk. Auth. Rev. Bonds
               (First Tier), Ser. A, AMBAC, 5 1/2s,
               8/15/39                               Aaa              8,450,000
     5,000,000 Titus Cnty., Fresh Wtr. Supply Dist.
               No. 1 Poll. Rev. Bonds.
               (Southwestern Elec.Pwr. Co.),
               Ser. A, 8.2s, 8/1/11                  Baa1             5,070,250
               Tomball, Hosp. Auth. Rev. Bonds
               (Tomball Regl. Hosp.)
     1,500,000 6 1/8s, 7/1/23                        Baa2             1,507,500
     1,400,000 6s, 7/1/29                            Baa2             1,410,500
       600,000 6s, 7/1/25                            Baa2               605,250
     1,000,000 Tyler, Hlth. Fac. Dev. Corp.
               Rev. Bonds (Mother Frances Hosp.),
               5s, 7/1/08                            Baa1             1,055,000
                                                                 --------------
                                                                     44,216,063

Utah (0.2%)
-------------------------------------------------------------------------------
       675,000 UT Cnty., Env. Impt. Rev. Bonds
               (Marathon Oil Project), 5.05s,
               11/1/17                               Baa1               712,969

Virginia (0.5%)
-------------------------------------------------------------------------------
     2,400,000 Pocahontas Parkway Assn. Toll Rd.
               Rev. Bonds, Ser. A, 5 1/2s, 8/15/28   BB               1,863,000

Washington (5.3%)
-------------------------------------------------------------------------------
     7,000,000 King Cnty., G.O. Bonds, Ser. C,
               6 1/4s, 1/1/32                        Aa1              7,857,500
       900,000 Port of Seattle, Special Fac.
               Rev. Bonds (Northwest Airlines,
               Inc.), 7 1/8s, 4/1/20                 B-/P               847,125
     7,430,000 Seattle Wtr. Syst. Rev. Bonds, MBIA,
               4 1/2s, 9/1/11                        Aaa              7,977,963
     2,500,000 Tobacco Settlement Auth. of WA
               Rev. Bonds,  6 1/2s, 6/1/26           Baa2             2,293,750
                                                                 --------------
                                                                     18,976,338

Wisconsin (2.0%)
-------------------------------------------------------------------------------
               Badger Tobacco Settlement
               Asset Securitization Corp.
               Rev. Bonds
     2,600,000 7s, 6/1/28                            Baa2             2,470,000
     3,500,000 6 3/8s, 6/1/32                        Baa2             3,040,625
     1,600,000 WI State Hlth. & Edl. Fac. Auth.
               Rev. Bonds (Wheaton Franciscan),
               5 3/4s, 8/15/30                       A2               1,636,000
                                                                 --------------
                                                                      7,146,625
-------------------------------------------------------------------------------
               Total Investments (cost $349,131,404)               $359,269,007
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2003 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2003. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2003 was $6,408,125 or 1.8% of portfolio market value.

      The rates shown on VRDN and mandatory put bonds are the current interest rates shown at October 31, 2003.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2003.

      The fund had the following industry group concentrations greater than 10% at October 31, 2003 (as a percentage of portfolio market value):

         Health care             28.6%
         Utilities               15.9
         Transportation          14.9

      The fund had the following insurance concentrations greater than 10% at October 31, 2003 (as a percentage of portfolio market value):

         MBIA                    14.1%
         AMBAC                   12.3

      The accompanying notes are an integral part of these financial statements.


Statement of assets and liabilities
October 31, 2003 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$349,131,404) (Note 1)                                           $359,269,007
-------------------------------------------------------------------------------
Cash                                                                   33,610
-------------------------------------------------------------------------------
Interest and other receivables                                      6,477,236
-------------------------------------------------------------------------------
Receivable for securities sold                                        252,582
-------------------------------------------------------------------------------
Total assets                                                      366,032,435

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                               1,310,396
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 42,421
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          604,709
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             39,713
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 39,919
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              526
-------------------------------------------------------------------------------
Other accrued expenses                                                 40,637
-------------------------------------------------------------------------------
Total liabilities                                                   2,078,321
-------------------------------------------------------------------------------
Series A and B Auction Rate Municipal Preferred Shares
(AMPS), (2,920 Series A AMPS and 2,400 Series B AMPS
authorized and issued at $25,000 per share (Note 4)               133,000,000
-------------------------------------------------------------------------------
Net assets                                                       $230,954,114

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                             $237,900,030
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                        2,282,438
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)             (19,365,957)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                         10,137,603
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                      $230,954,114

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($230,954,114 divided by
17,242,049 shares)                                                     $13.39
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of operations
Six months ended October 31, 2003 (Unaudited)

Interest income:                                                  $10,228,718
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    1,210,954
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                        121,947
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              7,283
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        3,167
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                169,504
-------------------------------------------------------------------------------
Other                                                                  69,717
-------------------------------------------------------------------------------
Total expenses                                                      1,582,572
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                             (6,366)
-------------------------------------------------------------------------------
Net expenses                                                        1,576,206
-------------------------------------------------------------------------------
Net investment income                                               8,652,512
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                   (3,323,696)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period        5,598,779
-------------------------------------------------------------------------------
Net gain on investments                                             2,275,083
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations              $10,927,595

Distributions to Series A and B auction rate municipal preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                               (648,574)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders                                 $10,279,021
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


Statement of changes in net assets

                                            Six months ended       Year ended
                                                  October 31         April 30
Increase in net assets                                  2003*            2003
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $8,652,512      $18,738,833
-------------------------------------------------------------------------------
Net realized loss on investments                  (3,323,696)      (3,515,097)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments         5,598,779        4,334,966
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                        10,927,595       19,558,702

Distributions to Series A and B auction rate municipal preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                              (648,574)      (1,772,659)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations applicable to common shareholders      10,279,021       17,786,043
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (7,861,957)     (15,724,204)
-------------------------------------------------------------------------------
Total increase in net assets                       2,417,064        2,061,839

Net assets
-------------------------------------------------------------------------------
Beginning of period                              228,537,050      226,475,211
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $2,282,438 and
$2,140,457, respectively)                       $230,954,114     $228,537,050
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                     17,242,049       17,242,049
-------------------------------------------------------------------------------
Preferred shares outstanding at beginning
and end of period                                      5,320            5,320
-------------------------------------------------------------------------------

* Unaudited

The accompanying notes are an integral part of these financial statements.



Financial highlights
(For a common share outstanding throughout the period)

                                        Six months
                                          ended
                                        October 31
Per-share                               (Unaudited)                                  Year ended April 30
operating performance                       2003            2003            2002            2001            2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                    $13.25          $13.14          $13.10          $12.52          $13.94          $14.13
---------------------------------------------------------------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .50            1.09            1.05            1.00             .98            1.00
---------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .14             .03            (.03)            .56           (1.37)           (.07)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations             .64            1.12            1.02            1.56            (.39)            .93
---------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.04)           (.10)           (.13) (e)       (.20)           (.18)           (.16)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations:
applicable to common shareholders            .60            1.02             .89            1.36            (.57)            .77
---------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
---------------------------------------------------------------------------------------------------------------------------------
From net investment income:                 (.46)           (.91)           (.79)           (.78)           (.85)           (.96)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.46)           (.91)           (.79)           (.78)           (.85)           (.96)
---------------------------------------------------------------------------------------------------------------------------------
Preferred share offering costs                --              --            (.06) (e)         --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                           $13.39          $13.25          $13.14          $13.10          $12.52          $13.94
---------------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                           $12.34          $12.48          $12.33          $12.10          $10.56          $15.25
---------------------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(b)                      2.51*           8.84            8.70           22.37          (25.71)          15.08
---------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)
(in thousands)                          $230,954        $228,537        $226,475        $175,018        $167,166        $186,195
---------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                 .68*           1.35            1.46            1.33            1.29            1.23
---------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                3.46*           7.46            6.95            6.19            6.27            5.93
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                     12.57*          25.90           27.47 (f)       38.53           17.71           17.07
---------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements. (Note 2)

(e) Series A Auction Rate Municipal Preferred Shares were issued in exchange for Series A, Series B and Municipal Income remarketed preferred shares on November 1, 2001, and on the same date, there was an additional issuance of Series B Auction Rate Municipal Preferred Shares.

(f) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Investment Grade Municipal Trust III.

    The accompanying notes are an integral part of these financial statements.



Notes to financial statements
October 31, 2003 (Unaudited)


Note 1
Significant accounting policies

Putnam Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes is consistent with preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment-grade tax-exempt securities that Putnam Management believes does not involve undue risk to income or principal.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2003, the fund had a capital loss carryover of $12,498,749 available to the extent allowed by tax law to offset future capital gains, if any. This amount includes $1,883,927 of capital loss carryovers acquired in connection with the fund's acquisition of Putnam Investment Grade Municipal Trust III. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
    $2,278,945   April 30, 2004
     2,898,208   April 30, 2005
       242,558   April 30, 2006
       842,438   April 30, 2007
     2,693,917   April 30, 2008
       378,195   April 30, 2009
     2,042,384   April 30, 2010
     1,122,104   April 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending April 30, 2004 $3,225,286 of losses recognized during the period November 1, 2002 to April 30, 2003.

The aggregate identified cost on a tax basis is $349,203,761, resulting in gross unrealized appreciation and depreciation of $16,601,839 and $6,536,593 respectively, or net unrealized appreciation of $10,065,246.

D) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the auction rate municipal preferred shares is generally a 28-day period for the Series A shares and a 7-day period for the Series B shares. The applicable dividend rate for the auction rate municipal preferred shares on October 31, 2003 was 0.89% for Series A and 0.99% for Series B. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding auction rate municipal preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the annual rate of 0.65% of the weekly average net assets of the fund.

If dividends payable on auction rate municipal preferred shares during any dividend payment period plus any expenses attributable to auction rate municipal preferred shares for that period exceed the fund's gross income attributable to the proceeds of the auction rate municipal preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .65% of the liquidation preference of the auction rate municipal preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2003, the fund's expenses were reduced by $6,366 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $696 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2003, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $44,024,729 and $48,616,566, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Preferred shares

The Series A and Series B Auction Rate Municipal Preferred Shares (AMPS) are redeemable at the option of the fund on any dividend payment date at a redemption price of $25,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Addition ally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed pre ferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2003, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On November 13, 2003, Putnam Management agreed to entry of an order by the Securities and Exchange Commission (SEC) in partial resolution of administrative and cease-and-desist proceedings initiated by the SEC on October 28, 2003 in connection with alleged excessive short-term trading by at least six Putnam Management investment professionals. The SEC's findings reflect that four of those employees engaged in such trading in funds over which they had investment decision-making responsibility and had access to non-public information regarding, among other things, current portfolio holdings, and valuations. The six individuals no longer have investment responsibilities with Putnam Management. Under the order, Putnam Management will make restitution for losses attributable to excessive short-term trading by Putnam employees, institute new employee trading restrictions and enhanced employee trading compliance, retain an independent compliance consultant, and take other remedial actions. Putnam Management neither admitted nor denied the order's findings, which included findings that Putnam Management willfully violated provisions of the federal securities laws. A civil monetary penalty and other monetary relief, if any, will be determined at a later date. If a hearing is necessary to determine the amounts of such penalty or other relief, Putnam Management will be precluded from arguing that it did not violate the federal securities laws in the manner described in the SEC order, the findings set forth in the SEC order will be accepted as true by the hearing officer and additional evidence may be presented. Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees. Administrative proceedings instituted by the Commonwealth of Massachusetts on October 28, 2003 against Putnam Management in connection with alleged market timing activities by Putnam employees and by participants in some Putnam-administered 401(k) plans are pending. Putnam Management has committed to make complete restitution for any losses suffered by Putnam shareholders as a result of any improper market-timing activities by Putnam employees or within Putnam-administered 401(k) plans.

The SEC's and Commonwealth's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

Review of these matters by counsel for Putnam Management and by separate independent counsel for the Putnam funds and their independent Trustees is continuing. In addition, Marsh & McLennan Companies, Inc., Putnam Management's parent company, has engaged counsel to conduct a separate review of Putnam Management's policies and controls related to short-term trading.



Results of October 7, 2003 shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 7, 2003. At the meeting, each of the nominees for Trustees was elected, as follows:

                                            Common shares

                                                        Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson Adkins Baxter               15,459,024           297,503
Charles B. Curtis                   15,444,823           311,704
Ronald J. Jackson                   15,455,600           300,927
Paul L. Joskow                      15,454,818           301,709
Elizabeth T. Kennan                 15,441,927           314,600
Lawrence J. Lasser*                 15,449,816           306,711
John H. Mullin III                  15,444,147           312,380
George Putnam, III                  15,451,465           305,062
A.J.C. Smith                        15,446,133           310,394
W. Thomas Stephens                  15,444,999           311,528
W. Nicholas Thorndike               15,432,751           323,776

                                           Preferred Shares

                                                        Votes
                                     Votes for          withheld
----------------------------------------------------------------
Jameson Adkins Baxter                    3,647          0
Charles B. Curtis                        3,647          0
John A. Hill                             3,647          0
Ronald J. Jackson                        3,647          0
Paul L. Josksow                          3,647          0
Elizabeth T. Kennan                      3,647          0
Lawrence J. Lasser*                      3,647          0
John H. Mullin III                       3,647          0
Robert E. Patterson                      3,647          0
George Putnam, III                       3,647          0
A.J.C. Smith                             3,647          0
W. Thomas Stephens                       3,647          0
W. Nicholas Thorndike                    3,647          0

All tabulations are rounded to nearest whole number.

* Mr. Lasser resigned from the Board of Trustees of the Putnam funds on November 3, 2003.


Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President, Treasurer and
Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and Principal
Executive Officer

Steven D. Krichmar
Vice President and Principal
Financial Officer

Michael T. Healy
Assistant Treasurer and Principal
Accounting Officer

Beth S. Mazor
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

William H. Woolverton
Vice President and
Chief Legal Officer

Judith Cohen
Clerk and Assistant Treasurer

Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Do you want to save paper and receive this document faster?
Shareholders can sign up for email delivery of shareholder reports on www.putnaminvestments.com.

203408  183  12/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

(a) The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 23, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: December 23, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: December 23, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 23, 2003